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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 2004


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


             Michigan                      0-452               38-1093240
 (State or other jurisdiction of   (Commission File No.)      (IRS Employer
          incorporation)                                    Identification No.)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)



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                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

               Exhibit No.                  Description
               -----------                  -----------
                   99.1            Press release dated January 29, 2004

                   99.2            Fourth Quarter 2003 Investor Presentation


                  ITEM 9.  REGULATION FD DISCLOSURE
                                    AND
                  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The registrant's press release dated January 29, 2004, regarding its 2003 fourth quarter and full year consolidated results is attached hereto as
Exhibit 99.1.

         The registrant hosted its fourth quarter 2003 earnings conference call and webcast on Thursday, January 29, 2004 at 11:00 a.m. Eastern Time. Via the webcast, registrant presented its Fourth Quarter 2003 Investor Presentation, which contains a summary of registrant's financial results for the quarter ending December 31, 2003, as well as certain other financial and operating information. Pursuant to Regulation FD and the requirements of Item 12 of Form 8-K, registrant hereby furnishes the Fourth Quarter 2003 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on the registrant's website, www.tecumseh.com, through at least February 12, 2004.
Exhibit 99.2 is incorporated by reference under this Item 9.

Note: The information in this report (including Exhibit 99.2) is furnished pursuant to Items 9 and 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD or Item 12 of Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TECUMSEH PRODUCTS COMPANY


Date: January 30, 2004             By  /s/ David W. Kay
                                       -------------------------------------
                                            David W. Kay
                                            Vice President, Treasurer and Chief
                                            Financial Officer



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                                  EXHIBIT INDEX


               Exhibit No.                     Description
               -----------                     -----------
                   99.1             Press release dated January 29, 2004

                   99.2             Fourth Quarter 2003 Investor Presentation